Exhibit 99.1

INVESTOR CONTACT
Jocelyn Kukulka, 469.399.8544
jocelyn.kukulka@texascapital.com

MEDIA CONTACT
Julia Monter, 469.399.8425
julia.monter@texascapital.com
TEXAS CAPITAL BANCSHARES, INC. ANNOUNCES THIRD QUARTER 2025 RESULTS
Third quarter 2025 ROAA of 1.30%
Record-level net income of $105.2 million, record-level net income available to common stockholders of $100.9 million and record-level diluted earnings per share of $2.18 for the third quarter of 2025
Record-level Book Value and record-level Tangible Book Value(2) per share of $73.05 and $73.02, respectively
Growth in capital ratios continues, achieving 12.1% CET1 and 16.1% Total Capital
DALLAS - October 22, 2025 - Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced operating results for the third quarter of 2025.
“Texas Capital delivered both the strategic and financial outcomes we set in our Strategic Update on September 1, 2021, resulting in the most successful bank transformation in the last 20 years, structurally elevating our earnings power and achieving industry-leading growth in fee income, return on assets and balance sheet resilience,” said Rob C. Holmes, Chairman, President & CEO. “As we look ahead, our unwavering commitment to clients and proven execution will continue to position us as the flagship financial services firm in Texas, driving long-term value for all stakeholders.”

	3rd Quarter	2nd Quarter	3rd Quarter
(dollars in thousands except per share data)	2025	2025	2024
OPERATING RESULTS
Net income/(loss)	$105,210	$77,328	$(61,319)
Net income/(loss) available to common stockholders	$100,897	$73,016	$(65,632)
Pre-provision net revenue(3)	$149,779	$117,188	$(69,993)
Diluted earnings/(loss) per common share	$2.18	$1.58	$(1.41)
Diluted common shares	46,233,167	46,215,394	46,608,742
Return on average assets	1.30%	0.99%	(0.78)%
Return on average common equity	12.04%	9.17%	(8.87)%

OPERATING RESULTS, ADJUSTED(1)
Net income	$105,210	$79,841	$78,654
Net income available to common stockholders	$100,897	$75,529	$74,341
Pre-provision net revenue(3)	$149,779	$120,475	$114,860
Diluted earnings per common share	$2.18	$1.63	$1.59
Diluted common shares	46,233,167	46,215,394	46,608,742
Return on average assets	1.30%	1.02%	1.00%
Return on average common equity	12.04%	9.48%	10.04%

BALANCE SHEET
Loans held for investment	$18,134,059	$18,035,945	$16,764,512
Loans held for investment, mortgage finance	6,057,804	5,889,589	5,529,659
Total loans held for investment	24,191,863	23,925,534	22,294,171
Loans held for sale	—	—	9,022
Total assets	32,536,980	31,943,535	31,629,299
Non-interest bearing deposits	7,689,598	7,718,006	9,070,804
Total deposits	27,505,398	26,064,309	25,865,255
Stockholders’ equity	3,637,098	3,510,070	3,354,044

(1)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.
(2)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(3)    Net interest income plus non-interest income, less non-interest expense.

THIRD QUARTER 2025 COMPARED TO SECOND QUARTER 2025
For the third quarter of 2025, net income available to common stockholders was $100.9 million, or $2.18 per diluted share, compared to $73.0 million, or $1.58 per diluted share, for the second quarter of 2025.
Provision for credit losses for the third quarter of 2025 was $12.0 million, compared to $15.0 million for the second quarter of 2025. The $12.0 million provision for credit losses recorded in the third quarter of 2025 resulted primarily from an increase in total loans held for investment (“LHI”) and $13.7 million in net charge-offs, partially offset by decreases in criticized loans and non-accrual loans.
Net interest income was $271.8 million for the third quarter of 2025, compared to $253.4 million for the second quarter of 2025, primarily due to increases in average earning assets and earning asset yields and a decrease in average short-term borrowings partially offset by an increase in average interest bearing deposits. Net interest margin for the third quarter of 2025 was 3.47%, an increase of 12 basis points from the second quarter of 2025. LHI, excluding mortgage finance, yields increased 14 basis points from the second quarter of 2025 and LHI, mortgage finance, yields decreased 10 basis points from the second quarter of 2025. Total cost of deposits was 2.62% for the third quarter of 2025, a 3 basis point decrease from the second quarter of 2025.
Non-interest income for the third quarter of 2025 increased $14.5 million compared to the second quarter of 2025 primarily due to the inclusion of a $1.9 million loss on sale of available-for-sale debt securities recognized during the second quarter of 2025 and increases in investment banking and advisory fees and other non-interest income.
Non-interest expense for the third quarter of 2025 increased $299,000 compared to the second quarter of 2025, primarily due to an increase in legal and professional expense partially offset by a decrease in other non-interest expense.
THIRD QUARTER 2025 COMPARED TO THIRD QUARTER 2024
Net income available to common stockholders was $100.9 million, or $2.18 net income per diluted share, for the third quarter of 2025, compared to net loss available to common stockholders of $65.6 million, or $1.41 net loss per diluted share, for the third quarter of 2024.
The third quarter of 2025 included a $12.0 million provision for credit losses, reflecting an increase in total LHI and $13.7 million in net charge-offs, partially offset by declines in criticized loans and non-accrual loans, compared to a $10.0 million provision for credit losses for the third quarter of 2024.
Net interest income increased to $271.8 million for the third quarter of 2025, compared to $240.1 million for the third quarter of 2024, primarily due to an increase in average earning assets and a decrease in funding costs, partially offset by a decrease in earning asset yields and an increase in average interest bearing liabilities. Net interest margin increased 31 basis points to 3.47% for the third quarter of 2025, as compared to the third quarter of 2024. LHI, excluding mortgage finance, yields decreased 31 basis points compared to the third quarter of 2024 and LHI, mortgage finance yields increased 12 basis points from the third quarter of 2024. Total cost of deposits decreased 32 basis points compared to the third quarter of 2024.
Non-interest income for the third quarter of 2025 increased $183.4 million compared to the third quarter of 2024 primarily due to the inclusion of a $179.6 million loss on sale of available-for-sale debt securities recognized during the third quarter of 2024, as well as increases in service charges on deposit accounts, trading income and other non-interest income.
Non-interest expense for the third quarter of 2025 decreased $4.7 million compared to the third quarter of 2024, primarily due to decreases in salaries and benefits, occupancy expense and communications and technology expense, resulting from restructuring expenses recognized in the third quarter of 2024, as well as a decrease in marketing expense, partially offset by an increase in legal and professional expense.
CREDIT QUALITY
Net charge-offs of $13.7 million were recorded during the third quarter of 2025, compared to net charge-offs of $13.0 million and $6.1 million during the second quarter of 2025 and the third quarter of 2024, respectively. Criticized loans totaled $529.7 million at September 30, 2025, compared to $637.5 million at June 30, 2025 and $897.7 million at September 30, 2024. Non-accrual LHI totaled $96.1 million at September 30, 2025, compared to $113.6 million at June 30, 2025 and $89.0 million at September 30, 2024. The ratio of non-accrual LHI to total LHI for the third quarter of 2025 was 0.40%, compared to 0.47% for the second quarter of 2025 and 0.40% for the third quarter of 2024. The ratio of total allowance for credit losses to total LHI was 1.37% at September 30, 2025, compared to 1.40% and 1.43% at June 30, 2025 and September 30, 2024, respectively.
REGULATORY RATIOS AND CAPITAL
All regulatory ratios continue to be in excess of “well capitalized” requirements as of September 30, 2025. CET1, tier 1 capital, total capital and leverage ratios were 12.1%, 13.6%, 16.1% and 11.9%, respectively, at September 30, 2025, compared to 11.4%, 12.9%, 15.3% and 11.8%, respectively, at June 30, 2025 and 11.2%, 12.6%, 15.2% and 11.4%, respectively, at September 30, 2024. At September 30, 2025, our ratio of tangible common equity to total tangible assets was 10.3%, compared to 10.1% at June 30, 2025 and 9.7% at September 30, 2024.
During the third quarter of 2025, the Company repurchased 87,087 shares of its common stock for an aggregate purchase price, including excise tax expense, of $7.1 million, at a weighted average price of $80.49 per share.

About Texas Capital Bancshares, Inc.
Texas Capital Bancshares, Inc. (NASDAQ®: TCBI), a member of the Russell 2000® Index and the S&P MidCap 400®, is the parent company of Texas Capital Bank (“TCB”). Texas Capital is the collective brand name for TCB and its separate, non-bank affiliates and wholly-owned subsidiaries. Texas Capital is a full-service financial services firm that delivers customized solutions to businesses, entrepreneurs and individual customers. Founded in 1998, the institution is headquartered in Dallas with offices in Austin, Houston, San Antonio and Fort Worth, and has built a network of clients across the country. With the ability to service clients through their entire lifecycles, Texas Capital has established commercial banking, consumer banking, investment banking and wealth management capabilities. All services are subject to applicable laws, regulations, and service terms. Deposit and lending products and services are offered by TCB. Effective September 19, 2025, TCB became a member of the Federal Reserve System. For deposit products, member FDIC. For more information, please visit www.texascapital.com.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward-looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors, including recent trade policies and their impact on our customers; increased or expanded competition from banks and other financial service providers in TCBI’s markets; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business and new products and services and potential strategic acquisitions; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches; TCBI’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; the failure to identify, attract and retain key personnel and other employees; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; severe weather, natural disasters, climate change, acts of war, terrorism, global or other geopolitical conflicts, or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(dollars in thousands except per share data)
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2025	2025	2025	2024	2024
CONSOLIDATED STATEMENTS OF INCOME
Interest income	$460,615	$439,567	$427,289	$437,571	$452,533
Interest expense	188,844	186,172	191,255	207,964	212,431
Net interest income	271,771	253,395	236,034	229,607	240,102
Provision for credit losses	12,000	15,000	17,000	18,000	10,000
Net interest income after provision for credit losses	259,771	238,395	219,034	211,607	230,102
Non-interest income	68,583	54,069	44,444	54,074	(114,771)
Non-interest expense	190,575	190,276	203,020	172,159	195,324
Income/(loss) before income taxes	137,779	102,188	60,458	93,522	(79,993)
Income tax expense/(benefit)	32,569	24,860	13,411	22,499	(18,674)
Net income/(loss)	105,210	77,328	47,047	71,023	(61,319)
Preferred stock dividends	4,313	4,312	4,313	4,312	4,313
Net income/(loss) available to common stockholders	$100,897	$73,016	$42,734	$66,711	$(65,632)
Diluted earnings/(loss) per common share	$2.18	$1.58	$0.92	$1.43	$(1.41)
Diluted common shares	46,233,167	46,215,394	46,616,704	46,770,961	46,608,742
CONSOLIDATED BALANCE SHEET DATA
Total assets	$32,536,980	$31,943,535	$31,375,749	$30,731,883	$31,629,299
Loans held for investment	18,134,059	18,035,945	17,654,243	17,234,492	16,764,512
Loans held for investment, mortgage finance	6,057,804	5,889,589	4,725,541	5,215,574	5,529,659
Loans held for sale	—	—	—	—	9,022
Interest bearing cash and cash equivalents	2,852,387	2,507,691	3,600,969	3,012,307	3,894,537
Investment securities	4,601,654	4,608,628	4,531,219	4,396,115	4,405,520
Non-interest bearing deposits	7,689,598	7,718,006	7,874,780	7,485,428	9,070,804
Total deposits	27,505,398	26,064,309	26,053,034	25,238,599	25,865,255
Short-term borrowings	275,000	1,250,000	750,000	885,000	1,035,000
Long-term debt	620,416	620,256	660,521	660,346	660,172
Stockholders’ equity	3,637,098	3,510,070	3,429,774	3,367,936	3,354,044

End of period shares outstanding	45,679,863	45,746,836	46,024,933	46,233,812	46,207,757
Book value per share	$73.05	$70.17	$68.00	$66.36	$66.09
Tangible book value per share(1)	$73.02	$70.14	$67.97	$66.32	$66.06
SELECTED FINANCIAL RATIOS
Net interest margin	3.47%	3.35%	3.19%	2.93%	3.16%
Return on average assets	1.30%	0.99%	0.61%	0.88%	(0.78)%
Return on average assets, adjusted(4)	1.30%	1.02%	0.61%	0.88%	1.00%
Return on average common equity	12.04%	9.17%	5.56%	8.50%	(8.87)%
Return on average common equity, adjusted(4)	12.04%	9.48%	5.56%	8.50%	10.04%
Efficiency ratio(2)	56.0%	61.9%	72.4%	60.7%	155.8%
Efficiency ratio, adjusted(2)(4)	56.0%	61.1%	72.4%	60.7%	62.3%
Non-interest income to average earning assets	0.88%	0.72%	0.60%	0.69%	(1.52)%
Non-interest income to average earning assets, adjusted(4)	0.88%	0.74%	0.60%	0.69%	0.86%
Non-interest expense to average earning assets	2.44%	2.52%	2.75%	2.21%	2.59%
Non-interest expense to average earning assets, adjusted(4)	2.44%	2.50%	2.75%	2.21%	2.52%
Common equity to total assets	10.3%	10.1%	10.0%	10.0%	9.7%
Tangible common equity to total tangible assets(3)	10.3%	10.1%	10.0%	10.0%	9.7%
Common Equity Tier 1	12.1%	11.4%	11.6%	11.4%	11.2%
Tier 1 capital	13.6%	12.9%	13.1%	12.8%	12.6%
Total capital	16.1%	15.3%	15.6%	15.4%	15.2%
Leverage	11.9%	11.8%	11.8%	11.3%	11.4%
(1)     Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(2)    Non-interest expense divided by the sum of net interest income and non-interest income.
(3)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles.
(4)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Assets
Cash and due from banks	$212,438	$182,451	$201,504	$176,501	$297,048
Interest bearing cash and cash equivalents	2,852,387	2,507,691	3,600,969	3,012,307	3,894,537
Available-for-sale debt securities	3,801,261	3,774,141	3,678,378	3,524,686	3,518,662
Held-to-maturity debt securities	743,120	761,907	779,354	796,168	812,432
Equity securities	55,054	68,692	71,679	75,261	74,426
Trading securities	2,219	3,888	1,808	—	—
Investment securities	4,601,654	4,608,628	4,531,219	4,396,115	4,405,520
Loans held for sale	—	—	—	—	9,022
Loans held for investment, mortgage finance	6,057,804	5,889,589	4,725,541	5,215,574	5,529,659
Loans held for investment	18,134,059	18,035,945	17,654,243	17,234,492	16,764,512
Less: Allowance for credit losses on loans	274,026	277,648	278,379	271,709	273,143
Loans held for investment, net	23,917,837	23,647,886	22,101,405	22,178,357	22,021,028
Premises and equipment, net	88,348	86,831	84,575	85,443	81,577
Accrued interest receivable and other assets	862,820	908,552	854,581	881,664	919,071
Goodwill and intangibles, net	1,496	1,496	1,496	1,496	1,496
Total assets	$32,536,980	$31,943,535	$31,375,749	$30,731,883	$31,629,299

Liabilities and Stockholders’ Equity
Liabilities:
Non-interest bearing deposits	$7,689,598	$7,718,006	$7,874,780	$7,485,428	$9,070,804
Interest bearing deposits	19,815,800	18,346,303	18,178,254	17,753,171	16,794,451
Total deposits	27,505,398	26,064,309	26,053,034	25,238,599	25,865,255
Accrued interest payable	9,360	14,120	25,270	23,680	18,679
Other liabilities	489,708	484,780	457,150	556,322	696,149
Short-term borrowings	275,000	1,250,000	750,000	885,000	1,035,000
Long-term debt	620,416	620,256	660,521	660,346	660,172
Total liabilities	28,899,882	28,433,465	27,945,975	27,363,947	28,275,255

Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares - 10,000,000
Issued shares(1)	300,000	300,000	300,000	300,000	300,000
Common stock, $.01 par value:
Authorized shares - 100,000,000
Issued shares(2)	518	517	517	515	515
Additional paid-in capital	1,069,582	1,065,083	1,060,028	1,056,719	1,054,614
Retained earnings	2,712,298	2,611,401	2,538,385	2,495,651	2,428,940
Treasury stock(3)	(361,076)	(354,000)	(332,994)	(301,842)	(301,868)
Accumulated other comprehensive loss, net of taxes	(84,224)	(112,931)	(136,162)	(183,107)	(128,157)
Total stockholders’ equity	3,637,098	3,510,070	3,429,774	3,367,936	3,354,044
Total liabilities and stockholders’ equity	$32,536,980	$31,943,535	$31,375,749	$30,731,883	$31,629,299

(1) Preferred stock - issued shares	300,000	300,000	300,000	300,000	300,000
(2) Common stock - issued shares	51,767,419	51,747,305	51,707,542	51,520,315	51,494,260
(3) Treasury stock - shares at cost	6,087,556	6,000,469	5,682,609	5,286,503	5,286,503

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands except per share data)

	3rd Quarter 2025	2nd Quarter 2025	1st Quarter 2025	4th Quarter 2024	3rd Quarter 2024	3rd Quarter YTD 2025	3rd Quarter YTD 2024
Interest income
Interest and fees on loans	$379,017	$364,358	$334,150	$340,388	$361,407	$1,077,525	$1,037,537
Investment securities	49,396	45,991	46,565	44,102	38,389	141,952	104,117
Interest bearing cash and cash equivalents	32,202	29,218	46,574	53,081	52,737	107,994	150,325
Total interest income	460,615	439,567	427,289	437,571	452,533	1,327,471	1,291,979
Interest expense
Deposits	180,779	174,798	174,936	189,061	190,255	530,513	547,135
Short-term borrowings	534	3,444	8,246	10,678	13,784	12,224	39,316
Long-term debt	7,531	7,930	8,073	8,225	8,392	23,534	33,835
Total interest expense	188,844	186,172	191,255	207,964	212,431	566,271	620,286
Net interest income	271,771	253,395	236,034	229,607	240,102	761,200	671,693
Provision for credit losses	12,000	15,000	17,000	18,000	10,000	44,000	49,000
Net interest income after provision for credit losses	259,771	238,395	219,034	211,607	230,102	717,200	622,693
Non-interest income
Service charges on deposit accounts	8,111	8,182	7,840	6,989	6,307	24,133	18,557
Wealth management and trust fee income	3,989	3,730	3,964	4,009	4,040	11,683	11,306
Brokered loan fees	2,419	2,398	1,949	2,519	2,400	6,766	6,442
Investment banking and advisory fees	33,985	24,109	16,478	26,740	34,753	74,572	78,225
Trading income	7,238	7,896	5,939	5,487	5,786	21,073	16,148
Available-for-sale debt securities losses	—	(1,886)	—	—	(179,581)	(1,886)	(179,581)
Other	12,841	9,640	8,274	8,330	11,524	30,755	25,875
Total non-interest income	68,583	54,069	44,444	54,074	(114,771)	167,096	(23,028)
Non-interest expense
Salaries and benefits	119,856	120,154	131,641	97,873	121,138	371,651	368,705
Occupancy expense	11,828	12,144	10,844	11,926	12,937	34,816	33,340
Marketing	3,412	3,624	5,009	4,454	5,863	12,045	17,895
Legal and professional	12,474	11,069	14,989	15,180	11,135	38,532	38,603
Communications and technology	24,594	24,314	23,642	24,007	25,951	72,550	69,078
Federal Deposit Insurance Corporation insurance assessment	5,198	5,096	5,341	4,454	4,906	15,635	18,897
Other	13,213	13,875	11,554	14,265	13,394	38,642	39,608
Total non-interest expense	190,575	190,276	203,020	172,159	195,324	583,871	586,126
Income/(loss) before income taxes	137,779	102,188	60,458	93,522	(79,993)	300,425	13,539
Income tax expense/(benefit)	32,569	24,860	13,411	22,499	(18,674)	70,840	7,054
Net income/(loss)	105,210	77,328	47,047	71,023	(61,319)	229,585	6,485
Preferred stock dividends	4,313	4,312	4,313	4,312	4,313	12,938	12,938
Net income/(loss) available to common stockholders	$100,897	$73,016	$42,734	$66,711	$(65,632)	$216,647	$(6,453)

Basic earnings/(loss) per common share	$2.21	$1.59	$0.93	$1.44	$(1.42)	$4.72	$(0.14)
Diluted earnings/(loss) per common share	$2.18	$1.58	$0.92	$1.43	$(1.41)	$4.67	$(0.14)

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF CREDIT LOSS EXPERIENCE
(dollars in thousands)
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2025	2025	2025	2024	2024
Allowance for credit losses on loans:
Beginning balance	$277,648	$278,379	$271,709	$273,143	$267,297
Allowance established for acquired purchase credit deterioration loans	—	—	—	—	2,579
Loans charged-off:
Commercial	13,794	13,020	10,197	14,100	6,120
Commercial real estate	—	431	500	2,566	262
Consumer	—	—	—	—	30
Total charge-offs	13,794	13,451	10,697	16,666	6,412
Recoveries:
Commercial	50	486	483	4,562	329
Commercial real estate	—	—	413	18	—
Consumer	4	—	4	15	—
Total recoveries	54	486	900	4,595	329
Net charge-offs	13,740	12,965	9,797	12,071	6,083
Provision for credit losses on loans	10,118	12,234	16,467	10,637	9,350
Ending balance	$274,026	$277,648	$278,379	$271,709	$273,143

Allowance for off-balance sheet credit losses:
Beginning balance	$56,631	$53,865	$53,332	$45,969	$45,319
Provision for off-balance sheet credit losses	1,882	2,766	533	7,363	650
Ending balance	$58,513	$56,631	$53,865	$53,332	$45,969

Total allowance for credit losses	$332,539	$334,279	$332,244	$325,041	$319,112
Total provision for credit losses	$12,000	$15,000	$17,000	$18,000	$10,000

Allowance for credit losses on loans to total loans held for investment	1.13%	1.16%	1.24%	1.21%	1.23%
Allowance for credit losses on loans to average total loans held for investment	1.15%	1.19%	1.29%	1.22%	1.24%
Net charge-offs to average total loans held for investment(1)	0.23%	0.22%	0.18%	0.22%	0.11%
Net charge-offs to average total loans held for investment for last 12 months(1)	0.21%	0.18%	0.18%	0.19%	0.20%
Total provision for credit losses to average total loans held for investment(1)	0.20%	0.26%	0.32%	0.32%	0.18%
Total allowance for credit losses to total loans held for investment	1.37%	1.40%	1.48%	1.45%	1.43%
(1)Interim period ratios are annualized.

TEXAS CAPITAL BANCSHARES, INC.
NON-PERFORMING ASSETS, PAST DUE LOANS AND CRITICIZED LOANS
(dollars in thousands)
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2025	2025	2025	2024	2024
NON-PERFORMING ASSETS
Non-accrual loans held for investment	$96,084	$113,609	$93,565	$111,165	$88,960
Non-accrual loans held for sale	—	—	—	—	—
Other real estate owned	—	—	—	—	—
Total non-performing assets	$96,084	$113,609	$93,565	$111,165	$88,960

Non-accrual loans held for investment to total loans held for investment	0.40%	0.47%	0.42%	0.50%	0.40%
Total non-performing assets to total assets	0.30%	0.36%	0.30%	0.36%	0.28%
Allowance for credit losses on loans to non-accrual loans held for investment	2.9x	2.4x	3.0x	2.4x	3.1x
Total allowance for credit losses to non-accrual loans held for investment	3.5x	2.9x	3.6x	2.9x	3.6x

LOANS PAST DUE
Loans held for investment past due 90 days and still accruing	$126	$2,068	$791	$4,265	$5,281
Loans held for investment past due 90 days to total loans held for investment	—%	0.01%	—%	0.02%	0.02%
Loans held for sale past due 90 days and still accruing	$—	$—	$—	$—	$—

CRITICIZED LOANS
Criticized loans	$529,732	$637,462	$762,887	$713,951	$897,727
Criticized loans to total loans held for investment	2.19%	2.66%	3.41%	3.18%	4.03%
Special mention loans	$249,592	$339,923	$484,165	$435,626	$579,802
Special mention loans to total loans held for investment	1.03%	1.42%	2.16%	1.94%	2.60%

TEXAS CAPITAL BANCSHARES, INC.
TAXABLE EQUIVALENT NET INTEREST INCOME ANALYSIS (UNAUDITED)(1)
(dollars in thousands)
	3rd Quarter 2025			2nd Quarter 2025			3rd Quarter 2024			YTD September 30, 2025			YTD September 30, 2024
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Investment securities(2)	$4,635,066	$49,401	4.14%	$4,573,164	$45,999	3.93%	$4,314,834	$38,389	3.34%	$4,557,996	$141,965	4.05%	$4,346,957	$104,117	2.97%
Interest bearing cash and cash equivalents	2,920,102	32,202	4.38%	2,661,037	29,218	4.40%	3,958,843	52,737	5.30%	3,274,086	107,994	4.41%	3,761,901	150,325	5.34%
Loans held for sale	—	—	—%	—	—	—%	23,793	565	9.44%	110	2	2.97%	34,536	2,432	9.41%
Loans held for investment, mortgage finance	5,472,467	59,604	4.32%	5,327,559	58,707	4.42%	5,152,317	54,371	4.20%	4,929,539	156,838	4.25%	4,345,393	128,548	3.95%
Loans held for investment(3)	18,253,451	319,921	6.95%	18,018,626	306,142	6.81%	16,792,446	306,541	7.26%	17,935,710	922,154	6.87%	16,688,820	906,757	7.26%
Less: Allowance for credit losses on loans	277,385	—	—%	278,035	—	—	266,915	—	—%	276,076	—	—	260,024	—	—
Loans held for investment, net	23,448,533	379,525	6.42%	23,068,150	364,849	6.34%	21,677,848	360,912	6.62%	22,589,173	1,078,992	6.39%	20,774,189	1,035,305	6.66%
Total earning assets	31,003,701	461,128	5.88%	30,302,351	440,066	5.80%	29,975,318	452,603	5.96%	30,421,365	1,328,953	5.82%	28,917,583	1,292,179	5.90%
Cash and other assets	1,159,008			1,117,118			1,239,855			1,144,443			1,158,758
Total assets	$32,162,709			$31,419,469			$31,215,173			$31,565,808			$30,076,341

Liabilities and Stockholders’ Equity
Transaction deposits	$2,251,217	$13,987	2.46%	$2,213,037	$13,731	2.49%	$1,988,688	$15,972	3.20%	$2,209,490	$41,626	2.52%	$2,018,824	$49,812	3.30%
Savings deposits	14,650,152	143,327	3.88%	13,727,095	134,272	3.92%	12,240,616	147,770	4.80%	13,916,232	411,176	3.95%	11,878,646	427,733	4.81%
Time deposits	2,158,228	23,465	4.31%	2,361,525	26,795	4.55%	2,070,537	26,513	5.09%	2,282,419	77,711	4.55%	1,817,182	69,590	5.12%
Total interest bearing deposits	19,059,597	180,779	3.76%	18,301,657	174,798	3.83%	16,299,841	190,255	4.64%	18,408,141	530,513	3.85%	15,714,652	547,135	4.65%
Short-term borrowings	44,022	534	4.82%	306,176	3,444	4.51%	1,012,608	13,784	5.42%	364,641	12,224	4.48%	950,876	39,316	5.52%
Long-term debt	620,348	7,531	4.82%	649,469	7,930	4.90%	660,098	8,392	5.06%	643,274	23,534	4.89%	765,616	33,835	5.90%
Total interest bearing liabilities	19,723,967	188,844	3.80%	19,257,302	186,172	3.88%	17,972,547	212,431	4.70%	19,416,056	566,271	3.90%	17,431,144	620,286	4.75%
Non-interest bearing deposits	8,351,524			8,191,402			9,439,020			8,141,135			8,910,067
Other liabilities	463,034			475,724			558,368			496,644			535,221
Stockholders’ equity	3,624,184			3,495,041			3,245,238			3,511,973			3,199,909
Total liabilities and stockholders’ equity	$32,162,709			$31,419,469			$31,215,173			$31,565,808			$30,076,341
Net interest income		$272,284			$253,894			$240,172			$762,682			$671,893
Net interest margin			3.47%			3.35%			3.16%			3.34%			3.07%
(1)    Taxable equivalent rates used where applicable.
(2)    Yields on investment securities are calculated using available-for-sale securities at amortized cost.
(3)    Average balances include non-accrual loans.

GAAP TO NON-GAAP RECONCILIATIONS
The following items are non-GAAP financial measures: adjusted non-interest income, adjusted non-interest expense, adjusted net income, adjusted net income available to common stockholders, adjusted pre-provision net revenue (“PPNR”), adjusted diluted earnings/(loss) per common share, adjusted return on average assets, adjusted return on average common equity, adjusted efficiency ratio, adjusted non-interest income to average earning assets and adjusted non-interest expense to average earning assets. These are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The table below provides a reconciliation of these non-GAAP financial measures to the most comparable GAAP measures.
These non-GAAP financial measures are adjusted for certain items, listed below, that management believes are non-operating in nature and not representative of its actual operating performance. Management believes that these non-GAAP financial measures provide meaningful additional information about Texas Capital Bancshares, Inc. to assist management and investors in evaluating operating results, financial strength, business performance and capital position. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. As such, these non-GAAP financial measures should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP.

Reconciliation of Non-GAAP Financial Measures
(dollars in thousands except per share data)	3rd Quarter 2025	2nd Quarter 2025	1st Quarter 2025	4th Quarter 2024	3rd Quarter 2024
Net interest income	$271,771	$253,395	$236,034	$229,607	$240,102

Non-interest income	68,583	54,069	44,444	54,074	(114,771)
Available-for-sale debt securities losses, net	—	1,886	—	—	179,581
Non-interest income, adjusted	68,583	55,955	44,444	54,074	64,810

Non-interest expense	190,575	190,276	203,020	172,159	195,324
FDIC special assessment	—	—	—	—	651
Restructuring expenses	—	(1,401)	—	—	(5,923)
Non-interest expense, adjusted	190,575	188,875	203,020	172,159	190,052

Provision for credit losses	12,000	15,000	17,000	18,000	10,000

Income tax expense/(benefit)	32,569	24,860	13,411	22,499	(18,674)
Tax effect of adjustments	—	774	—	—	44,880
Income tax expense/(benefit), adjusted	32,569	25,634	13,411	22,499	26,206

Net income/(loss)(1)	$105,210	$77,328	$47,047	$71,023	$(61,319)
Net income/(loss), adjusted(1)	$105,210	$79,841	$47,047	$71,023	$78,654

Preferred stock dividends	4,313	4,312	4,313	4,312	4,313

Net income/(loss) to common stockholders(2)	$100,897	$73,016	$42,734	$66,711	$(65,632)
Net income/(loss) to common stockholders, adjusted(2)	$100,897	$75,529	$42,734	$66,711	$74,341

PPNR(3)	$149,779	$117,188	$77,458	$111,522	$(69,993)
PPNR(3), adjusted	$149,779	$120,475	$77,458	$111,522	$114,860

Weighted average common shares outstanding, diluted	46,233,167	46,215,394	46,616,704	46,770,961	46,608,742
Diluted earnings/(loss) per common share	$2.18	$1.58	$0.92	$1.43	$(1.41)
Diluted earnings/(loss) per common share, adjusted	$2.18	$1.63	$0.92	$1.43	$1.59

Average total assets	$32,162,709	$31,419,469	$31,103,609	$32,212,087	$31,215,173
Return on average assets	1.30%	0.99%	0.61%	0.88%	(0.78)%
Return on average assets, adjusted	1.30%	1.02%	0.61%	0.88%	1.00%

Average common equity	$3,324,184	$3,195,041	$3,114,389	$3,120,933	$2,945,238
Return on average common equity	12.04%	9.17%	5.56%	8.50%	(8.87)%
Return on average common equity, adjusted	12.04%	9.48%	5.56%	8.50%	10.04%

Efficiency ratio(4)	56.0%	61.9%	72.4%	60.7%	155.8%
Efficiency ratio, adjusted(4)	56.0%	61.1%	72.4%	60.7%	62.3%

Average earning assets	$31,003,701	$30,302,351	$29,946,425	$31,033,803	$29,975,318
Non-interest income to average earning assets	0.88%	0.72%	0.60%	0.69%	(1.52)%
Non-interest income to average earning assets, adjusted	0.88%	0.74%	0.60%	0.69%	0.86%
Non-interest expense to average earning assets	2.44%	2.52%	2.75%	2.21%	2.59%
Non-interest expense to average earning assets, adjusted	2.44%	2.50%	2.75%	2.21%	2.52%
(1)     Net interest income plus non-interest income, less non-interest expense, provision for credit losses and income tax expense/(benefit). On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted, provision for credit losses and income tax expense/(benefit), adjusted.
(2)    Net income/(loss), less preferred stock dividends. On an adjusted basis, net income/(loss), adjusted, less preferred stock dividends.
(3)    Net interest income plus non-interest income, less non-interest expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted.
(4)    Non-interest expense divided by the sum of net interest income and non-interest income. On an adjusted basis, non-interest expense, adjusted, divided by the sum of net interest income and non-interest income, adjusted.